UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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ADVANCED SERIES TRUST THE PRUDENTIAL SERIES FUND
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ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

January 18, 2008

To the Contract Owners:

On September 12-13, 2007, at a regular meeting of the Board of Trustees of Advanced Series Trust and The Prudential Series Fund (collectively, the Trusts, and each a Trust), the trustees approved new subadvisory agreements for the following portfolios of the Trust (each, a “Fund or a Portfolio”, and together, the Funds or the Portfolios):

•	AST/ AST Advanced Strategies Portfolio
•	AST/ AST International Growth Portfolio
•

AST/ AST Marsico Capital Growth Portfolio

•	PSF/ Global Portfolio
•	PSF/ SP International Growth Portfolio

Prudential Investments LLC (PI or the Manager) and, as applicable, AST Investment Services, Inc. (ASTI, and together with PI, as applicable, the Manager) have entered into new subadvisory agreements with Marsico Capital Management, LLC (Marsico) subsequent to a change in ownership of Marsico that resulted in the automatic termination of the prior subadvisory agreements with Marsico.  The fees and expenses paid by the Fund did not change under the new subadvisory agreements.

This information statement describes the circumstances surrounding the trustees’ approval of each new subadvisory agreement and provides you with an overview of its terms.  PI and, as applicable, ASTI, will continue as your Fund’s investment manager.  This information statement does not require any action by you.  It is provided to inform you about the change in ownership of Marsico.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

January 18, 2008

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the AST Advanced Strategies Portfolio, AST International Growth Portfolio and AST Marsico Capital Growth Portfolio, each a series of Advanced Series Trust (AST); and Global Portfolio and SP International Growth Portfolio, each a series of The Prudential Series Fund (PSF), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC).  The Manager of Managers Order permits the Funds’ manager to hire new subadvisers that are not affiliated with the investment manager(s) and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining contract owner approval.

AST and PSF (collectively, the “Trust”, and each a “Trust”) are each a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act).  AST is organized as a Massachusetts business trust and PSF is organized as a Delaware statutory trust.

The Trustees of each trust are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.”  Each Trust principal executive office is 100 Mulberry Street, Newark, NJ 07102.

On June 14, 2007, Marsico and Bank of America Corporation (BAC) announced that they had signed a definitive agreement by which Marsico would acquire ownership of itself from BAC (the Transaction).  The Transaction was completed on December 14, 2007 (the Closing Date), at which time Marsico began operating as an independent entity. There were no changes in the Marsico portfolio management teams as a result of the Transaction.

For purposes of the Investment Company Act, the Transaction was treated as a “change in control” that resulted in an “assignment” of the prior subadvisory agreement between PI, ASTI (as applicable) and Marsico with respect to each Fund.  Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreements, the prior subadvisory agreements automatically terminated on the Closing Date. This information statement relates to the approval by the Board of new subadvisory agreements (the Subadvisory Agreements), as described below:

• AST Advanced Strategies Portfolio; AST International Growth Portfolio; AST Marsico Capital Growth Portfolio (collectively, the AST Portfolios):
At the meeting of the Board held on September 12-13, 2007, the Board unanimously approved a new subadvisory agreement for each of the AST Portfolios, dated as of December 14, 2007, among PI, ASTI, and Marsico Capital Management, LLC.

• Global Portfolio and SP International Growth Portfolio (collectively, the PSF Portfolios):
At the meeting of the Board held on September 12-13, 2007, the Board unanimously approved a new subadvisory agreement for each of the PSF Portfolios, dated as of December 14, 2007, among PI and Marsico Capital Management, LLC.

In addition to Marsico, the following firms also serve as a subadviser to a portion of each Portfolio’s assets, as described below:

AST Advanced Strategies Portfolio	T. Rowe Price Associates, Inc William Blair & Company LLC (William Blair) LSV Asset Management (LSV) Pacific Investment Management Company LLC (PIMCO)

AST International Growth Portfolio	William Blair

Global Portfolio	William Blair LSV T. Rowe Price Associates, Inc.

SP International Growth Portfolio	William Blair

The subadvisory agreements with each of the above listed subadvisers with respect to the applicable Portfolio were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 20-21, 2007.

Marsico will pay for the costs associated with preparing and distributing this information statement to the contract owners investing in the Funds.  The Funds are providing this information statement to contract owners investing in one or more of the Funds as of December 20, 2007.  This information statement will be mailed on or about February 1, 2008.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trusts’ annual and semi-annual reports are sent to contract owners.  Only one report is delivered to multiple contract owners sharing an address unless the Trusts receive contrary instructions from one or more of the contract owners.  A copy of each Trust’s most recent annual and semi-annual reports may be obtained without charge by writing the respective Company  at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of the Funds is set forth in Exhibit G.

NEW SUBADVISORY AGREEMENTS

At meetings of the Board held on September 12-13, 2007, the Trustees, including the Independent Trustees, unanimously approved (i) the recommendations by Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASI, and together with PI, collectively referred to herein as the Co-Managers) to appoint Marsico Capital Management LLC (“Marsico”) as a subadviser with respect to the AST Advanced Strategies Portfolio, the AST International Growth Portfolio and the AST Marsico Capital Growth Portfolio and to approve new subadvisory agreements between the Co-Managers and Marsico; and (ii) the recommendations by PI to appoint Marsico as a subadviser with respect to the Global Portfolio and the SP International Growth Portfolio and to approve new subadvisory agreements between PI and Marsico.

The Board considered that, on June 14, 2007, Marsico and Bank of America Corporation (BAC) announced they had signed a definitive agreement by which Marsico would acquire ownership of the firm from BAC (the Transaction).  The Transaction was completed on December 14, 2007, at which time Marsico began operating as an independent entity under the leadership of Thomas F. Marsico.  The Board also considered that, although there were no changes in the Marsico portfolio management teams as a result of the Transaction, each Portfolio’s prior subadvisory agreement with Marsico would be automatically terminated as a result of a change in control.

Board Consideration of Subadvisory Agreement:

The Board considered whether the approval of the Subadvisory Agreements with Marsico was in the best interests of each Fund and its contract owners.  Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding Marsico and received presentations from the Manager.  The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration.  In making the determination to retain Marsico as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services to be provided to each Fund by Marsico under the Subadvisory Agreements, namely, that Marsico would provide day-to-day portfolio management services and comply with all portfolio policies and applicable rules and regulations.  The Board also noted that the nature and extent of services provided to each Fund under the prior subadvisory agreement with Marsico were identical in all material respects to those to be provided by Marsico under the Subadvisory Agreements and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Marsico’s portfolio management team, which was not affected by the Transaction.  In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of each Fund, and the Board was provided with information pertaining to Marsico’s organizational structure, senior management, investment operations, and other relevant information pertaining to Marsico.  The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to each Fund by Marsico under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Marsico under the Subadvisory Agreements should equal the quality of similar services provided by Marsico under the prior subadvisory agreements.

Performance of Marsico. The Board noted that at its June 2007 meetings, it had reviewed the performance of each of the Funds subadvised by Marsico in connection with its annual consideration of the renewal of the Funds’ subadvisory agreements. As part of that review, the Board reviewed the performance record of each Fund, and at that time reached the following conclusions:

• With respect to the AST Advanced Strategies Portfolio, the Board noted that the Fund had been in existence only since March 2006, and that in light of the limited performance history, it was reasonable to approve Marsico’s subadvisory agreement.

• With respect to the AST International Growth Portfolio and the SP International Growth Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Fund’s assets in late 2006, and that in light of Marsico’s limited performance record, it was reasonable to approve Marsico’s subadvisory agreement.

• With respect to the AST Marsico Capital Growth Portfolio, the Board concluded that the Fund’s performance had been satisfactory.

• With respect to the SP International Growth Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Portfolio’s assets in late 2006, and that in light of Marsico’s limited performance record, it was reasonable to approve Marsico’s subadvisory agreement.

• With respect to the Global Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Portfolio’s assets in December 2005, and that in light of the limited performance history, it was reasonable to approve Marsico’s subadvisory agreement.

Investment Subadvisory Fee Rate. The Board also considered, among other things, that the proposed fee rates payable under the Subadvisory Agreements are identical to the fee rates payable under the prior subadvisory agreement.  The Board noted that it had recently reviewed the fee rates paid to Marsico in connection with the recent annual review of advisory agreements and determined that the fee rates were reasonable.  The Board concluded that Marsico’s proposed subadvisory fee rates under the Subadvisory Agreements were reasonable.

Profitability.  In connection with its recent annual review of advisory agreements, the Board considered the profitability of the Manager and subadvisers affiliated with the Manager.  The Board concluded that the level of profitability of a subadviser not affiliated with the Manager, such as Marsico, may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

Economies of Scale.  In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Marsico and its affiliates as a result of Marsico’s relationship with the Funds. The Board concluded that any potential benefits to be derived by Marsico included its ability to use soft dollar credits, brokerage commissions received by affiliates of Marsico, potential access to additional research resources, larger assets under management and benefits to the reputation, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the New Subadvisory Agreements

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements attached as Exhibits A through E to this information statement.

Under each Subadvisory Agreement, Marsico is compensated by the Manager (and not the Portfolio) for the portion of assets it manages at the following annual rates:

Fund	Fee Rate
AST Advanced Strategies Portfolio AST Marsico Capital Growth Portfolio Global Portfolio

All asset totals shall be accrued daily and payments with respect to the Subadvisory Agreement shall be made monthly:

In the event Aggregate Assets (as defined in the Subadvisory Agreement) are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets (as defined in the Subadvisory Agreement).

In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.

[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage as defined in the Subadvisory Agreement)] + [0.35% on an annualized basis x (Aggregate Assets- $1,500,000,000) x Portfolio Asset Percentage]

AST International Growth Portfolio SP International Growth Portfolio	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion*

*For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the SP International Growth Portfolio and the AST International Growth Portfolio of Advanced Series Trust (formerly the American Skandia Trust) and any other portfolio subadvised by Marsico on behalf of the Manager, pursuant to substantially the same international investment strategy and for which Marsico and the Manager, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

Each new Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Marsico is responsible for managing the investment operations of a portion of the assets of the applicable Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the new subadviser will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund’s management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Marsico will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

MANAGEMENT OF THE TRUST

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of PSF.  PI and ASTI, One Corporate Drive, Shelton, Connecticut 06484, serve as AST’s managers.  PI and ASTI are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077.  As of December 31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $121.1 billion.

PI serves as the PSF’s manager under a management agreement (the PSF Management Agreement) dated as of January 1, 2006, and renewed thereafter as required by the Investment Company Act.  PI and AST Investment Services, Inc. (ASTI), One Corporate Drive, Shelton, Connecticut 06484, serve as AST’s managers under a management agreement (the AST Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act.

The AST and PSF Management Agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 20, 2007.  The contract owners of AST last approved the AST Management Agreement on April 3, 2003.  The PSF Management Agreement is substantially similar to a management agreement dated September 7, 2000, as amended and restated April 3, 2002, and as amended and restated as of September 5, 2002 (the September Agreement), which was last approved by the Board of Trustees, including a majority of the Independent Trustees, on June 21, 2006.  The September Agreement was last approved by contract owners of PSF on January 31, 2001.

Terms of the AST Management Agreement

Pursuant to the AST Management Agreement, PI and ASTI (collectively, the Manager) are subject to the supervision of the Trustees of AST and, in conformity with the stated policies of AST, the Manager manages both the investment operations of AST and the composition of AST’s investment portfolio, including the purchase, retention and disposition of portfolio securities.  The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of AST. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for AST, and make recommendations to the Trustees with respect to the retention and renewal of contracts.  In connection therewith, the Manager is obligated to keep certain books and records of each AST Portfolio.  The Manager also administers AST’s business affairs and, in connection therewith, furnish AST with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), AST’s custodian and PFPC, Inc., AST’s transfer and dividend disbursing agent (Transfer Agent).  The management services of the Manager for AST are not exclusive under the terms of the AST Management Agreement, and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected.  All services furnished by the Manager under the AST Management Agreement may be furnished by any such officers or employees of the Manager.

In connection with its management of the business affairs of AST, the Manager bears the following expenses:

•                  the salaries and expenses of all of its and AST’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or AST’s subadvisers;

•                  all expenses incurred by the Manager or by AST in connection with managing the ordinary course of AST’s business, other than those assumed by AST, as described below; and

•                  the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the AST Portfolios compensate the Manager as follows:

Fund	Fee, as a percentage of average daily net assets	Aggregate fees for the year ended December 31, 2007 (unaudited)
AST Advanced Strategies Portfolio	0.85%	$9,328,100
AST International Growth Portfolio	1.00%	$25,472,120
AST Marsico Capital Growth Portfolio	0.90%	$44,196,958

Under the terms of the AST Management Agreement, AST is responsible for the payment of the following expenses:

•                  the fees payable to the Manager;

•                  the fees and expenses of Trustees who are not affiliated persons of the Manager or each Fund’s subadvisers;

•                  the fees and certain expenses of each Fund’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligations of maintaining required records of AST and of pricing AST’s shares;

•                  the charges and expenses of AST’s legal counsel and independent accountants;

•                  brokerage commissions and any issue or transfer taxes chargeable to AST in connection with its securities transactions;

•                  all taxes and corporate fees payable by AST to governmental agencies;

•                  the fees of any trade associations of which AST may be a member;

•                  the cost of share certificates representing shares of AST;

•                  the cost of fidelity and liability insurance;

•                  the fees and expenses involved in registering and maintaining registration of AST and of its shares with the SEC and qualifying AST shares under state securities laws, including the preparation and printing of AST’s registration statements and prospectuses for such purposes;

•                  allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the contract owners; and

•                  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of AST’s business.

The AST Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which the AST Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  The AST Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.  The AST Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of AST, by vote of a majority of each Fund’s outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days’ nor less than 30 days’ written notice to AST.

Terms of the PSF Management Agreement

Pursuant to the PSF Management Agreement, PI is subject to the supervision of PSF’s Board and in conformity with the stated policies of PSF, manages both the investment operations of each Fund and the composition of each Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets.  In connection therewith, PI is obligated to keep certain books and records of each Fund.  PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund.  PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.  PI will review the performance of each subadviser and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts.  PI also administers PSF’s corporate affairs and, in connection therewith, furnishes PSF with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by, the custodian and transfer agent.  The management services of PI to PSF are not exclusive under the terms of the PSF Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of PSF, PI bears the following expenses:

•                  the salaries and expenses of all of its and the PSF’s personnel except the fees and expenses of Independent Trustees;

•                  all expenses incurred by the Manager or PSF in connection with managing the ordinary course of each Fund’s business, other than those assumed by each Fund as described below; and

•                  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a subadvisory agreement(s) between PI and such investment subadviser(s).

For its services, the PSF Portfolios compensate the Manager as follows:

Fund	Fee, as a percentage of average daily net assets	Aggregate fees for the Fiscal year ended December 31, 2007 (unaudited)
Global Portfolio	0.75%	$7,345,242
SP International Growth Portfolio	0.85%	$4,301,154

Under the terms of the PSF Management Agreement, PSF is responsible for the payment of the following expenses:

•                  the fees and expenses incurred by PSF in connection with the management of the investment and reinvestment of the PSF’s assets payable to the Manager;

•                  the fees and expenses of Independent Trustees;

•                  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of PSF and of pricing PSF’s shares;

•                  the charges and expenses of the Fund’s legal counsel and independent auditors;

•                  brokerage commissions and any issue or transfer taxes chargeable to PSF in connection with its securities (and futures, if applicable) transactions;

•                  all taxes and corporate fees payable by PSF to governmental agencies;

•                  the fees of any trade associations of which PSF may be a member;

•                  the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of PSF;

•                  the cost of fidelity, directors and officers and errors and omissions insurance;

•                  the fees and expenses involved in registering and maintaining registration of PSF and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of PSF’s registration statements and prospectuses for such purposes;

•                  allocable communications expenses with respect to investor services and all expenses of contract owner’s and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders;

•                  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the PSF’s business and distribution and service (12b-1) fees.

The PSF Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by PSF in connection with the matters to which the PSF Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties.  The PSF Management Agreement provides that it will terminate automatically, if assigned (as defined in the Investment Company Act), and that it may be terminated, without penalty by either PI or a Fund, by the Board or vote of a majority of the outstanding voting securities of PSF (as defined in the Investment Company Act) upon not more than 60 days nor less than 30 days written notice. The PSF Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Information About PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077.  PI is organized in New York as a limited liability company.

PI manages or co-manages the following investment companies, in addition to the Trusts:

Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Dryden US Equity Active Extension Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free

Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11. ASTI co-manages the Strategic Partners Mutual Funds in addition to the AST.

Directors and Officers of PI and ASTI

The business and other connections of the directors and principal executive officers of PI and ASTI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name Position	Principal Occupations
Judy A. Rice Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer of Prudential Investments LLC (PI); Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of AST Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of Prudential Annuities Fund Services, Inc.; Officer-in- Charge, Director, President, Chief Executive Officer and Chief Operating Officer of Prudential Annuities Advisory Services, Inc.

David R. Odenath, Jr. Executive Vice President

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of AST Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of Prudential Annuities Life Assurance Corporation, Prudential Annuities Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of Prudential Annuities Distributors, Inc.

Robert F. Gunia Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of AST Investment Services, Inc, Prudential Annuities Advisory Services, Inc., and Prudential Annuities Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

Kathryn L. Quirk Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America (“Prudential”), Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Timothy J. Knierim Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Grace C. Torres Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Valerie M. Simpson Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance;

Deborah A. Docs Vice President and Secretary

Vice President and Corporate Counsel January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Noreen M. Fiero Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Jonathan Shain Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of AST Investment Services, Inc. and Prudential Annuities Fund Services, Inc.

John P. Schwartz Vice President and Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005)

Claudia DiGiacomo Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1999-2004)

Andrew R. French Vice President and Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006)

Sadiq Peshimam Assistant Treasurer	Vice President (Since 2005) and Director (200-2005) of PI’s Mutual Fund Administration

Peter Parella Assistant Treasurer	Vice President (Since June 2007) of PI’s Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004)

Alan Fu Assistant Treasurer	Vice President – Tax, Prudential Financial, Inc.; Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003)

Custodian

PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the AST’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with AST.  Subcustodians provide custodial services for any foreign assets held outside the United States.

The Bank of New York (BONY), One Wall Street, New York, New York 10286, and PFPC serve as custodians for PSF’s portfolio securities and cash, and in that capacity, maintain certain financial accounting books and records pursuant to an agreement with PSF.  Subcustodians provide custodial services for any foreign assets held outside the United States.  BONY serves as Global Portfolio’s custodian and PFPC serves as SP International Growth Portfolio’s custodian.

Transfer Agent and Shareholder Servicing Agent

PFPC, Inc, 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly owned subsidiary of PNC Financial Corp., serves as the Transfer and Shareholder Servicing Agent for AST and as Sub-Transfer and Shareholder Servicing Agent for PSF.  PFPC, Inc. provides customary transfer agency services to each AST and PSF Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions.  For these services, PFPC, Inc. receives a monthly fee for each AST Portfolio of $1,500 per portfolio and a $0.20 fee for certain accounts for anti-money laundering services and a $2.25 customer identification fee per certain new customers.  Regarding PSF, the transfer agency fee paid by PSF to its transfer agent, Prudential Mutual Fund Services LLC (PMFS), is $125,000 annually, with PMFS responsible for paying PFPC for the transfer agency services provided by PFPC to each PSF portfolio as described above.  PFPC, Inc. is reimbursed by AST and PSF for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

Distribution

AST

AST has no principal underwriter or distributor.  AST sells its sells directly to insurance company separate accounts funds variable annuity and variable life insurance contracts.

PSF

Prudential Investment Management Services LLC (PIMS or the Distributor), a wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of PSF by distributing PSF shares on a continuous basis.  PIMS is a limited liability corporation organized under Delaware law in 1996.  PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.  PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Distribution and Service Plan for Class II Shares.  PSF has adopted a Distribution and Service Plan pursuant to Rule12b-1 of the Investment Company Act (the Plan) in respect of Class II of the SP International Growth Portfolio.  The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of SP International Growth Portfolio’s underwriter associated with the sale of Class II shares.  Under the Plan, the SP International Growth Portfolio pays PIMS 0.25 of 1% of the average net assets of the Class II shares.

The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the PSF’s  Board of Trustees, including a majority vote of the Trustees who are not interested persons of the PSF and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the 12b-1 Trustees). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.

The chart below shows, for the last fiscal year, the amounts received by PIMS in distributing Class II shares of the SP International Growth Portfolio.  PIMS spent all of the amounts received.  PIMS spent the entire amount received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II shares.

Fund	Amount (unaudited)

SP International Growth Portfolio	$61,622

Brokerage

The Funds paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2007 (unaudited):

Fund	Prudential Equity/Wachovia Securities LLC (or affiliates)
AST Advanced Strategies Portfolio	$47,729(5.39% of total commissions) (9.18% of total dollar amount of transactions)
AST International Growth Portfolio	N/A

AST Marsico Capital Growth Portfolio	N/A
Global Portfolio	N/A
SP International Growth Portfolio	$1.808(0.15% of total commissions) (0.12% of total dollar amount of transactions)

Information about Other Subadvisers and Subadvisory Agreements

Marsico co-subadvises the Portfolios along with other subadvisers.  The Board approved the subadvisory agreements with each Subadviser without shareholder approval pursuant to the Manager of Managers Order, most recently on June 20-21, 2007.  The current subadvisory agreement with each of the other subadvisers provides for compensation as follows:

Fund	Subadviser	Fee Rate	Fees paid as of Fiscal Year ended 2007
AST Advanced Strategies Portfolio	LSV

0.45% to $150 million; 0.425% over $150 million to $300 million; 0.40% from $300 million to $450 million; 0.375% over $450 million to $750 million; 0.35% over $750 million (international value category)

To Come
	Marsico	0.40% on first $1.5 billion; 0.35% over $1.5 billion (1)	To Come
	Pacific Investment Management Company LLC (PIMCO)	0.25% (Advanced Strategies — fixed income category)	To Come

		0.25% (hedged international bond category)	To Come

		0.49% (Advanced Strategies I category)	To Come
	T. Rowe Price Associates, Inc.	0.40% to $250 million; 0.375% over $250 million to $500 million; 0.35% over $500 million (domestic large cap value category)	To Come
	William Blair	0.30% to $500 million; 0.25% over $500 million to $1 billion; 0.20% over $1 billion (international growth category)	To Come
AST International Growth Portfolio	William Blair	0.30% to $500 million; 0.25% over $500 million to $1 billion; 0.20% over $1 billion	To Come
	Marsico	0.45% to 500 million; 0.40% from $500 to $1 billion; 0.35% over $1 billion (2)	To Come
AST Marsico Capital Growth Portfolio	Marsico	0.40% on first $1.5 billion; 0.35% over $1.5 billion (1)	To Come
Global Portfolio	William Blair	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets	To Come
LSV

0.45% to $150 million in assets; 0.425% over $150 million to $300 million in assets; 0.40% over $300 million to $450 million in assets; 0.375% over $450 million to $750 million in assets; 0.35% above $750 million in assets

To Come
	Marsico	0.40% on first $1.5 billion; 0.35% over $1.5 billion (1)	To Come
	T. Rowe Price	0.40% to $250 million in assets; 0.375% over $250 million to $500 million in assets; 0.35% over $500 million in assets	To Come
SP International Growth Portfolio	Marsico	0.45% to 500 million; 0.40% from $500 to $1 billion; 0.35% over $1 billion (2)	To Come
	William Blair	0.30% for first $500 million in assets; 0.25% for next $500 million in assets; 0.20% over $1 billion in assets	To Come

For purposes of calculating the fee payable to Marsico:

(1) The assets of the Advanced Strategies Portfolio will be aggregated with: (i) the portion of the Global Portfolio of PSF that is managed by Marsico, (ii) the AST Marsico Capital Growth Portfolio of AST, (iii) the portion of the Target Conservative Allocation Fund of Target Asset Allocation Funds managed by Marsico, (iv) the portion of the Target Moderate Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (v) the portion of the Target Growth Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (vi) the portion of the Target Large Cap Growth Fund of The Target Portfolio Trust, and (vii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico and PI and/or AST, as applicable, mutually agree, in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.

(2)  The assets of the AST International Growth Portfolio managed by Marsico will be aggregated with the assets of the PSF SP International Growth Portfolio managed by Marsico, and any other portfolio subadvised by Marsico on behalf of PI, AST, or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or AST, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

Deborah A. Docs
Secretary

Dated: January 18, 2008

EXHIBIT A

Advanced Series Trust

AST Advanced Strategies Portfolio

SUBADVISORY AGREEMENT

This Agreement between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc (ASTI) (formerly known as American Skandia Investment Services, Inc.), a Maryland corporation (together, the Co-Managers), and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser), is effective as of the Closing Date (as defined below).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with the Advanced Series Trust (formerly the American Skandia Trust), a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASTI act as Co-Managers of the Fund; and

WHEREAS, The Co-Manager s have entered into a Subadvisory Agreement with Marsico dated March 13, 2006 (the “Current Subadvisory Agreement”);

WHEREAS, Tom Marsico and a company controlled by him have entered into a definitive agreement to acquire Marsico from its parent corporation, Bank of America Corporation (the “Transaction”);

WHEREAS, the closing of the Transaction (the “Closing Date”) will be treated as a “change in control” that will result in an “assignment” of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the Fund’s Board of Trustees approved the Subadvisory Agreement between the Co-Managers and Marsico in substantially the form presented to it at its meeting on September 13, 2007, with such changes and additions as any officer of the Fund, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supersede the Current Subadvisory Agreement on the Closing Date;

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers (which shall generally deal jointly and severally with the Subadviser through a single representative to avoid the necessity for Subadviser to provide duplicate information to each of them in performing its obligations under this Agreement) and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash.  The Fund’s custodian (the Custodian) or the Co-Managers shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance.  The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities laws.  The Co-Managers shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers

(including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Co-Managers or the Funds, as identified by the Co-Managers, or any broker or dealer affiliated with the Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission).  Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased.   In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act.  The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages (excluding cash).  The Subadviser shall furnish the Custodian or the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings of the Fund, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties.  The Subadviser agrees to review the portion of the Fund managed by the Subadviser and discuss the management of the relevant portion of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund.  Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x) The Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund.  In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, the Co-Managers, the Custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.  The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices.  The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund.  These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship shall be provided to the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.  In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Co-Managers and the Fund upon reasonable request.  The Subadviser shall cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser’s compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures.  The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Co-Managers or as required by applicable law.  It shall be the sole responsibility of the Fund, the Co-Managers, or the Custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Co-Managers on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Co-Managers’ reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission.  The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation.  The Subadviser shall promptly inform the Fund and the Co-Managers if the Subadviser determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Co-Managers or the Fund.  The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund.  In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request.  Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers.  The Subadviser shall certify quarterly to the Fund and the Co-Managers that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested.  In the event the Subadviser reports to the Fund and the Co-Managers a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics.  Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics to the Fund and the Co-Managers.  The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-1.  The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Co-Managers shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a Custodian as designated within an agreement between the Fund and the Custodian.  Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers, jointly and severally, shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser, as determined by the Custodian and as described in the attached Schedule A.  Fees will be accrued daily and paid monthly.  Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers, jointly and severally, shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law of either, or both, Co-Managers, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify and hold harmless the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by the Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each of the Co-Managers and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Co-Managers and the Subadviser in respect thereof; provided, however, that the Subadviser and the Co-Managers may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Co-Managers to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.  Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new investment advisory agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTI); (2) to the Fund:  Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser:  1200 17th Street, Suite 1600, Denver, Colorado 80202  Attn: Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual written consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the Closing Date.

PRUDENTIAL INVESTMENTS LLC
By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer

AST INVESTMENT SERVICES, INC.
By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer

MARSICO CAPITAL MANAGEMENT, LLC

By:	/s/ Christopher J. Marsico
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

As compensation for the services provided by Marsico Capital Management, LLC (“Marsico”) under this Agreement to the portfolio identified below (the “Portfolio”), Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTI”) (formerly American Skandia Investment Services, Inc.), jointly and severally, will pay Marsico a monthly fee that is calculated based on the terms specified below.  Capitalized terms used in this Schedule A and not otherwise defined shall have the meanings given to them in this Schedule A.

Portfolio Name

AST Advanced Strategies Portfolio of the Advanced Series Trust (formerly the American Skandia Trust)

Advisory Fee

All asset totals shall be accrued daily and payments with respect to this Agreement shall be made monthly:

In the event Aggregate Assets are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets.

In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.

[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage)]
+ [0.35% on an annualized basis x (Aggregate Assets - $1,500,000,000) x Portfolio Asset Percentage]

Certain Defined Terms

Aggregate Assets means the aggregate average daily net assets of all Sub-Advised Accounts.

Portfolio Assets means the average daily net assets of the portion of the Portfolio sub-advised by Marsico.

Sub-Advised Accounts means the following accounts advised or sub-advised by Marsico for PI and ASTI, as applicable: (i) the AST Marsico Capital Growth Portfolio of the Advanced Series Trust (Marsico Account No. 3000), (ii) the portion of the Target Conservative Allocation Fund (formerly the Strategic Partners Conservative Allocation Fund) of the Target Asset Allocation Funds (formerly the Strategic Partners Asset Allocation Funds) that is sub-advised by Marsico (Marsico Account No. 3110), (iii) the portion of the Target Moderate Allocation Fund (formerly the Strategic Partners Moderate Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3120), (iv) the portion of the Target Growth Allocation Fund (formerly the Strategic Partners Growth Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust that is sub-advised by Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico (Marsico Account No. 3140), (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico (Marsico Account No. 3020), and (viii)  other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, PI, and ASTI, as applicable, mutually agree in writing may be included in determining the level of average daily net assets for purposes of this Agreement.

Portfolio Asset Percentage means Portfolio Assets divided by Aggregate Assets (i.e., Portfolio Assets/Aggregate Assets).

Dated: December 14, 2007

EXHIBIT B

Advanced Series Trust

AST International Growth Portfolio

SUBADVISORY AGREEMENT

This Agreement between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (ASTI) (formerly known as American Skandia Investment Services, Inc.), a Maryland corporation (together, the Co-Managers), and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser), is effective as of the Closing Date (as defined below).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with the Advanced Series Trust (formerly the American Skandia Trust), a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASTI act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers have entered into a Subadvisory Agreement with Marsico dated November 17, 2006 (the “Current Subadvisory Agreement”);

WHEREAS, Tom Marsico and a company controlled by him have entered into a definitive agreement to acquire the firm from its parent corporation, Bank of America Corporation (the “Transaction”);

WHEREAS, the closing of the Transaction (the “Closing Date”) will be treated as a “change in control” that will result in an “assignment” of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the Fund’s Board of Trustees approved the Subadvisory Agreement between the Co-Managers and Marsico in substantially the form presented to it at its meeting on September 13, 2007, with such changes and additions as any officer of the Fund, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supersede the Current Subadvisory Agreement on the Closing Date;

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers (which shall generally deal jointly and severally with the Subadviser through a single representative to avoid the necessity for Subadviser to provide duplicate information to each of them in performing its obligations under this Agreement) and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash.  The Fund’s custodian (the Custodian) or the Co-Managers shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance.  The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities laws.  The Co-Managers shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers

(including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Co-Managers or the Funds, as identified by the Co-Managers, or any broker or dealer affiliated with the Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time.  In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission).  Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased.   In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act.  The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages (excluding cash).  The Subadviser shall furnish the Custodian or the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings of the Fund, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties.  The Subadviser agrees to review the portion of the Fund managed by the Subadviser and discuss the management of the relevant portion of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund.  Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x)  The Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund.  In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, the Co-Managers, the Custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.  The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices.  The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund.  These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship shall be provided to the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.  In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures that it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Co-Managers and the Fund upon reasonable request.  The Subadviser shall cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser’s compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of the shareholder proxies with respect to the investments and securities held in the relevant portion of the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures.  The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Co-Managers or as required by applicable law.  It shall be the sole responsibility of the Fund, the Co-Managers, or the Custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Co-Managers on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Co-Managers’ reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of  information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission.  The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation.  The Subadviser shall promptly inform the Fund and the Co-Managers if the Subadviser determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Co-Managers or the Fund.  The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund.  In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request.  Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers.  The Subadviser shall certify quarterly to the Fund and the Co-Managers that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested.  In the event the Subadviser reports to the Fund and the Co-Managers a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics.  Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics to the Fund and the Co-Managers.  The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-1.  The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian.  Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers, jointly and severally, shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser, as determined by the Custodian and as described in the attached Schedule A.  Fees will be accrued daily and paid monthly.  Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws.  The Co-Managers, jointly and severally, shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law of either, or both, Co-Managers, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify and hold harmless the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by the Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each of the Co-Managers and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Co-Managers and the Subadviser in respect thereof; provided, however, that the Subadviser and the Co-Managers may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Co-Managers to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.  Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new investment advisory agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut 06484, Attention: Secretary (for ASTI); (2) to the Fund:  Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser:  1200 17th Street, Suite 1600, Denver, Colorado 80202  Attn: Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual written consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the Closing Date.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer

AST INVESTMENT SERVICES, INC.

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer

MARSICO CAPITAL MANAGEMENT, LLC

By:	/s/ Christopher J. Marsico
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

Advanced Series  Trust

As compensation for services provided by Marsico Capital Management, LLC (Marsico) under this Agreement to the portfolio identified below, Prudential Investments LLC (PI) and ASTI, jointly and severally, will pay Marsico a fee on the net assets managed by Marsico that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST International Growth Portfolio	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion*

* For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the AST International Growth Portfolio will be aggregated with the assets managed by Marsico in the SP International Growth Portfolio of The Prudential Series Fund and any other portfolio subadvised by Marsico on behalf of PI, ASTI, or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or ASTI, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

Dated: December 14, 2007

EXHIBIT C

Advanced Series Trust

AST Marsico Capital Growth Portfolio

SUBADVISORY AGREEMENT

This Agreement between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (ASTI) (formerly known as American Skandia Investment Services, Inc.), a Maryland corporation (together, the Co-Managers), and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser), is effective as of the Closing Date (as defined below).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with the Advanced Series Trust (formerly the American Skandia Trust), a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASTI act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers have entered into a Subadvisory Agreement with Marsico dated May 1, 2003, as amended by the Amendment to Investment Sub-Advisory Agreements dated January 1, 2006 (together, the “Current Subadvisory Agreement”);

WHEREAS, Tom Marsico and a company controlled by him have entered into a definitive agreement to acquire Marsico from its parent corporation, Bank of America Corporation (the “Transaction”);

WHEREAS, the closing of the Transaction (the “Closing Date”) will be treated as a “change in control” that will result in an “assignment” of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the Fund’s Board of Trustees approved the Subadvisory Agreement between the Co-Managers and Marsico in substantially the form presented to it at its meeting on September 13, 2007, with such changes and additions as any officer of the Fund, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supersede the Current Subadvisory Agreement on the Closing Date;

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers (which shall generally deal jointly and severally with the Subadviser through a single representative to avoid the necessity for Subadviser to provide duplicate information to each of them in performing its obligations under this Agreement) and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash.  The Fund’s custodian (the Custodian) or the Co-Managers shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance.  The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities laws.  The Co-Managers shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers  (including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Co-Managers or the Funds, as identified by the Co-Managers, or any broker or dealer affiliated with the Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time.  In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission).  Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased.   In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act.  The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages (excluding cash).  The Subadviser shall furnish the Custodian or the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings of the Fund, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties.  The Subadviser agrees to review the portion of the Fund managed by the Subadviser and discuss the management of the relevant portion of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund.  Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x)  The Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund.  In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, the Co-Managers, the Custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.  The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices.  The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund.  These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship shall be provided to the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.  In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures that it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Co-Managers and the Fund upon reasonable request.  The Subadviser shall cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser’s compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of the shareholder proxies with respect to the investments and securities held in the relevant portion of the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures.  The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Co-Managers or as required by applicable law.  It shall be the sole responsibility of the Fund, the Co-Managers, or the Custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Co-Managers on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Co-Managers’ reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission.  The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation.  The Subadviser shall promptly inform the Fund and the Co-Managers if the Subadviser determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Co-Managers or the Fund.  The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund.  In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request.  Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers.  The Subadviser shall certify quarterly to the Fund and the Co-Managers that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested.  In the event the Subadviser reports to the Fund and the Co-Managers a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics.  Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics to the Fund and the Co-Managers.  The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-1.  The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian.  Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers, jointly and severally, shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser, as determined by the Custodian and as described in the attached Schedule A.  Fees will be accrued daily and paid monthly.  Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws.  The Co-Managers, jointly and severally, shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law of either, or both, Co-Managers, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify and hold harmless the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by the Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each of the Co-Managers and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Co-Managers and the Subadviser in respect thereof; provided, however, that the Subadviser and the Co-Managers may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Co-Managers to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.  Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new investment advisory agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut 06484, Attention: Secretary (for ASTI); (2) to the Fund:  Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser:  1200 17th Street, Suite 1600, Denver, Colorado 80202  Attn: Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual written consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the Closing Date.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer

AST INVESTMENT SERVICES, INC.

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer

MARSICO CAPITAL MANAGEMENT, LLC

By:	/s/ Christopher J. Marsico
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

Advanced Series Trust

As compensation for the services provided by Marsico Capital Management, LLC (“Marsico”) under this Agreement to the portfolio identified below (the “Portfolio”), Prudential Investments LLC (“PI”) and AST Investment Services Inc. (“ASTI”) (formerly American Skandia Investment Services, Inc.), jointly and severally, will pay Marsico a monthly fee that is calculated based on the terms specified below.  Capitalized terms used in this Schedule A and not otherwise defined shall have the meanings given to them in this Schedule A.

Portfolio Name

AST Marsico Capital Growth Portfolio of the Advanced Series Trust (formerly the American Skandia Trust)

Advisory Fee

All asset totals shall be accrued daily and payments with respect to this Agreement shall be made monthly:

In the event Aggregate Assets are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets.

In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.

[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage)]
+ [0.35% on an annualized basis x (Aggregate Assets - $1,500,000,000) x Portfolio Asset Percentage]

Certain Defined Terms

Aggregate Assets means the aggregate average daily net assets of all Sub-Advised Accounts.

Portfolio Assets means the average daily net assets of the portion of the Portfolio sub-advised by Marsico.

Sub-Advised Accounts means the following accounts advised or sub-advised by Marsico for PI and ASTI, as applicable: (i) the AST Marsico Capital Growth Portfolio of the Advanced Series Trust. (Marsico Account No. 3000), (ii) the portion of the Target Conservative Allocation Fund (formerly the Strategic Partners Conservative Allocation Fund) of the Target Asset Allocation Funds (formerly the Strategic Partners Asset Allocation Funds) that is sub-advised by Marsico (Marsico Account No. 3110), (iii) the portion of the Target Moderate Allocation Fund (formerly the Strategic Partners Moderate Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3120), (iv) the portion of the Target Growth Allocation Fund (formerly the Strategic Partners Growth Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust that is sub-advised by Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico (Marsico Account No. 3140), (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico (Marsico Account No. 3020), and (viii)  other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, and PI and/or ASTI, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of this Agreement.

Portfolio Asset Percentage means Portfolio Assets divided by Aggregate Assets (i.e., Portfolio Assets/Aggregate Assets).

Dated: December 14, 2007

EXHIBIT D

The Prudential Series Fund

Global Portfolio

SUBADVISORY AGREEMENT

This Agreement between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser), is effective as of the Closing Date (as defined below).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund;

WHEREAS, the Manager has entered into a Subadvisory Agreement with Marsico dated January 1, 2006, as amended by the Amendment to Investment Sub-Advisory Agreements dated January 1, 2006 (together, the “Current Subadvisory Agreement”);

WHEREAS, Tom Marsico and a company controlled by him have entered into a definitive agreement to acquire Marsico from its parent corporation, Bank of America Corporation (the “Transaction”);

WHEREAS, the closing of the Transaction (the “Closing Date”) will be treated as a “change in control” that will result in an “assignment” of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Manager desires to retain Marsico to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and Marsico is willing to provide such investment advisory services; and

WHEREAS, the Fund’s Board of Trustees approved the Subadvisory Agreement between the Manager and Marsico in substantially the form presented to it at its meeting on September 13, 2007, with such changes and additions as any officer of the Fund, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supercede the Current Subadvisory Agreement on the Closing Date;

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings.

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund’s custodian or Manager shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Manager or the Funds, as identified by the Manager, or any broker or dealer affiliated with the

Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Fund’s custodian or the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties. The Subadviser agrees to review the portion of the Fund managed by Subadviser and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule l7a-10, Rule 10f-3, Rule 12d3-1 and Rule l7e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x) Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, Manager, custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 3la-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship, shall be provided to the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-l under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-l under the 1940 Act and Rule 204A-l under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser’s compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Manager or as required by applicable law. It shall be the sole responsibility of the Fund, the Manager, or the custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Manager on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Manager’s reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. In the event the Subadviser reports to the Fund and the Manager a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-l under the 1940 Act, concerning the Subadviser’s Code of Ethics to the Fund and the Manager. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-l. The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets, as determined by the Fund’s Custodian, as described in the attached Schedule A. Fees will be accrued daily and paid monthly. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5. (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each of the Manager and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and the Subadviser in respect thereof; provided, however, that the Subadviser and the Manager may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Manager to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 1200 17th Street, Suite 1600, Denver, Colorado 80202 Attn: Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the Closing Date.

PRUDENTIAL INVESTMENTS, LLC

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer

MARSICO CAPITAL MANAGEMENT, LLC

By:	/s/ Christopher J. Marsico
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

As compensation for the services provided by Marsico Capital Management, LLC (“Marsico”) to the portfolio advised or sub-advised by Marsico under this Agreement (the “Portfolio”), Prudential Investments LLC (“PI”) will pay Marsico a monthly fee that is calculated based on the terms specified below. Capitalized terms used in this Schedule A and not otherwise defined shall have the meanings given to them in this Schedule A.

Portfolio Name

Global Portfolio of the Prudential Series Fund

Advisory Fee

All asset totals shall be accrued daily and payments with respect to this Agreement shall be made monthly:

In the event Aggregate Assets are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets.

In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.

[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage)]

+ [0.35% on an annualized basis x (Aggregate Assets - $1,500,000,000) x Portfolio Asset Percentage]

Certain Defined Terms

Aggregate Assets means the aggregate average daily net assets of all Sub-Advised Accounts.

Portfolio Assets means the average daily net assets of the Portfolio or the portion of the Portfolio that is advised or sub-advised by Marsico, as applicable, under this Agreement.

Sub-Advised Accounts means the following accounts advised or sub-advised by Marsico for PI and AST Investment Services, Inc. (“ASTI”) (formerly American Skandia Investment Services, Inc.), as applicable: (i) the AST Marsico Capital Growth Portfolio of the Advanced Series Trust (formerly the American Skandia Trust) (Marsico Account No. 3000), (ii) the portion of the Target Conservative Allocation Fund (formerly the Strategic Partners Conservative Allocation Fund) of the Target Asset Allocation Funds (formerly the Strategic Partners Asset Allocation Funds) that is sub-advised by Marsico (Marsico Account No. 3110), (iii) the portion of the Target Moderate Allocation Fund (formerly the Strategic Partners Moderate Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3120), (iv) the portion of the Target Growth Allocation Fund (formerly the Strategic Partners Growth Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust that is sub-advised by Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico (Marsico Account No. 3140), (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico (Marsico Account No. 3020), and (viii)  other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, PI, and ASTI, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of this Agreement.

Portfolio Asset Percentage means Portfolio Assets divided by Aggregate Assets (i.e., Portfolio Assets/Aggregate Assets).

Dated: December 14, 2007

EXHIBIT E

The Prudential Series Fund

SP International Growth Portfolio

SUBADVISORY AGREEMENT

This Agreement between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser), is effective as of the Closing Date (as defined below).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund;

WHEREAS, the Manager has entered into a Subadvisory Agreement with Marsico dated November 17, 2006 (the “Current Subadvisory Agreement”);

WHEREAS, Tom Marsico and a company controlled by him have entered into a definitive agreement to acquire Marsico from its parent corporation, Bank of America Corporation (the “Transaction”);

WHEREAS, the closing of the Transaction (the “Closing Date”) will be treated as a “change in control” that will result in an “assignment” of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Manager desires to retain Marsico to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and Marsico is willing to provide such investment advisory services;

WHEREAS, the Fund’s Board of Trustees approved the Subadvisory Agreement between the Manager and Marsico in substantially the form presented to it at its meeting on September 13, 2007, with such changes and additions as any officer of the Fund, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supercede the Current Subadvisory Agreement on the Closing Date; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund’s custodian (the Custodian) or Manager shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Manager or the Funds, as identified by the Manager, or any broker or dealer affiliated with the Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Custodian or the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties. The Subadviser agrees to review the portion of the Fund managed by Subadviser and discuss the management of the relevant portion of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x) Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, Manager, Custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2  under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship, shall be provided to the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-l under the Advisers Act, a copy of which shall be provided to the Manager and the

Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-l under the 1940 Act and Rule 204A-l under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures that it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser’s compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of the shareholder proxies with respect to the investments and securities held in the relevant portion of the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Manager or as required by applicable law.  It shall be the sole responsibility of the Fund, the Manager, or the Custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Manager on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Manager’s reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. In the event the Subadviser reports to the Fund and the Manager a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-l under the 1940 Act, concerning the Subadviser’s Code of Ethics to the Fund and the Manager. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-l. The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian. Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser, as determined by the Custodian, as described in the attached Schedule A. Fees will be accrued daily and paid monthly.

Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5. (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each of the Manager and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and the Subadviser in respect thereof; provided, however, that the Subadviser and the Manager may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Manager to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new investment advisory agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 1200 17th Street, Suite 1600, Denver, Colorado 80202 Attn:

Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual written consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the Closing Date.

PRUDENTIAL INVESTMENTS, LLC
By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President and Chief Administrative Officer
MARSICO CAPITAL MANAGEMENT, LLC
By:	/s/ Christopher J. Marsico
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

The Prudential Series Fund

As compensation for services provided by Marsico Capital Management, LLC (Marsico) under this Agreement to the portfolio identified below, Prudential Investments LLC (PI) will pay Marsico a fee on the net assets managed by Marsico that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP International Growth Portfolio	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion*

*For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the SP International Growth Portfolio will be aggregated with the assets managed by Marsico in the AST International Growth Portfolio of Advanced Series Trust (formerly the American Skandia Trust) and any other portfolio subadvised by Marsico on behalf of PI, AST Investment Services, Inc. (“ASTI”) (formerly known as American Skandia Investment Services, Inc.), or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or ASTI, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

Dated: December 14, 2007

EXHIBIT F

OTHER FUNDS MANAGED BY MARSICO CAPITAL MANAGEMENT LLC

Marisco Capital Management, LLC (Marsico), 1200 17th Street Suite 1600, Denver, CO 80202, serves as sub-adviser to various mutual funds, variable insurance funds, separately managed “wrap” accounts, and manages assets for a variety of institutional clients including corporate retirement plans, college/university endowments, and foundations.  Marsico specializes in the management of growth-oriented equity strategies, including US large-capitalization, US all-capitalization, and international.  Established in 1997, Marsico has approximately $107 billion of assets under management as of September 30. 2007.

Marsico acts as an investment adviser or subadviser to portfolios for which PI is the adviser that have investment objectives, policies and strategies that are substantially similar to those of the Funds, as follows:

Fund	Fee, as a percentage of average daily net assets	Aggregate fees for Fiscal Year 2007*
Target Conservative Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$1,512,857
Target Moderate Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$3,632,057
Target Growth Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$2,655,545
Large Cap Growth Portfolio	0.60%	$1,586,167	*

*Conservative Allocation Fund; Moderate Allocation Fund and Growth Allocation Fund information is for the Fiscal Year ended July 31, 2007.  During 2007 the Large Cap Growth Portfolio changed its fiscal year end from December 31 to October 31.  The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

MANAGEMENT OF MARSICO CAPITAL MANAGEMENT LLC

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of Marsico.

Name and Address*	Position with and Principal Occupation
Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, Portfolio Manager/Senior Analyst
Christopher J. Marsico	President
Thomas M.J. Kerwin	Executive Vice President and General Counsel
Steven R. Carlson	Executive Vice President, Chief Financial Officer, Chief Compliance Officer
Mary L. Watson	Executive Vice President and Chief Operating Officer
Kenneth M. Johnson	Executive Vice President
Cory Gilchrist	Portfolio Manager/Senior Analyst
Jim Gendelman	Portfolio Manager/Senior Analyst

*The address of each person listed above is Marsico Capital Management, LLC, 120017 th Street, Suite 1600, Denver, CO 80202.

**The Management Committee is comprised of Christopher J. Marscio, Thomas M.J. Kerwin, Steven R. Carlson, David C. Price (Compliance Director), Mary L. Watson, Kenneth M. Johnson, and Kelly A. Reed-Clare (Vice President, Marketing and Client Services).

EXHIBIT G

SHAREHOLDER INFORMATION

As of December 20, 2007, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of any of the Portfolios.

As of December 20, 2007, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Portfolio were as follows:

AST Advanced Strategies Portfolios

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None	Prudential Financial Attn Valerie Simpson Vice President Separate Account B 213 Washington Street 7th Fl Newark, NJ 07102	101,745,410.102	78.877%

None	Pruco Life Insurance Co Of Arizona Attn Valerie Simpson 213 Washington Street 7th Fl Newark, NJ 07102	25,990,796.683	20.149%

As of December 20, 2007, AST Advanced Strategies Portfolios had 128,993,015.672 shares outstanding.

AST International Growth Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None	Prudential Financial Attn Valerie Simpson Vice President Separate Account B 213 Washington Street 7th Fl Newark, NJ 07102	79,579,465.300	52.753%

None	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ	35,054,658.119	23.238%

None	Advanced Series Trust AST Balance Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ	23,092,453.714	15.308%

As of December 20, 2007, AST International Growth Portfolio had 150,710,075.056 shares outstanding.

AST Marsico Capital Growth Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None	Prudential Financial Attn Valerie Simpson Vice President Separate Account B 213 Washington Street 7th Fl Newark, NJ 07102	101,352,339.598	43.233%

None	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ	54,611,781.287	23.295%

None	Advanced Series Trust AST Balance Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ	35,914,261.857	15.320%

As of December 20, 2007, AST Marsico Capital Growth Portfolio had 234,286,814.783 shares outstanding.

Global Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None	Pru Life Attn: Separate Accounts 213 Washington St, 7th Floor Newark, NJ 07102	16,456,625	41.25%

None	Pru Annuity Attn: Separate Accounts 213 Washington St, 7th Floor Newark, NJ 07102	7,612,716	19.08%

None	Plaz Life Attn: Separate Accounts 213 Washington St, 7th Floor Newark, NJ 07102	6,333,703	15.88%

None	Plaz Annuity Attn: Separate Accounts 213 Washington St, 7th Floor Newark, NJ 07102	5,771,149	14.47%

None	VCA 24 Attn: J Salvati 30 Scranton Office Park Scranton PA 18507	2,455,650	6.16%

As of December 20, 2007, Global Portfolio had 39,896,241.899 shares outstanding.

SP International Growth Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None	SP Growth Asset Allocation Portfolio Attn: Jeffrey Scarbel 100 Mulberry St Gateway Center 3, 9th Floor Newark, NJ 07102	14,876,715	23.82%

None	Plaz Annuity Attn: Separate Accounts 213 Washington St, 7th Floor Newark, NJ 07102	13,518,485	21.65%

None	SP Balanced Asset Allocation Portfolio Attn: Jeffrey Scarbel 100 Mulberry St Gateway Center 3, 9th Floor Newark, NJ 07102	12,627,058	20.22%

None	Skandia Annuity Attn: Separate Accounts 100 Mulberry St Gateway Center 3, 9th Floor Newark, NJ 07102	5,964,135	9.55%

None	SP Conservative Assets Allocation Portfolio Attn: Jeffrey Scarbel 100 Mulberry St Gateway Center 3, 9th Floor Newark, NJ 07102	4,006,515	6.42%

None	Plaz Life Attn: Separate Accounts 213 Washington St, 7th Floor Newark, NJ 07102	3,188,094	5.11%

None	Allianz Life Insurance Company of North America 5701 Golden Hills Dr. Minneapolis, MN 55416	3,523,745	5.64%

As of December 20, 2007, SP International Growth Portfolio had 62,442,995.122 shares outstanding.